SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ALTERNATIVE FUNDS

For Alternative Strategies Fund (“the “Fund”)

Permitted Investment Activities and Certain Associated Risks change to include the following additional disclosure effective May 25, 2016.

Cayman Subsidiary

The Fund has a wholly owned subsidiary set up in the Cayman Islands for the purpose of making direct investments in various derivatives, including commodity-linked derivatives, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), application to “regulated investment companies”.  The subsidiary’s commodity-linked investments, which include commodity linked futures, options and swaps, are expected to produce leveraged exposure to the performance of the commodities markets. The value of the Fund's investment in its subsidiary may be adversely impacted by the risks associated with the underlying investments of the subsidiary which include derivatives.  In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.

Sub-Advisor and Portfolio Manager changes effective May 25, 2016.

Ellington Global Asset Management LLC (Ellington), will be added as the sub-advisor for the Alternative Strategies Fund.

Robert Kinderman of Ellington will be listed as the Portfolio Manager for the Fund.

Management of Other Accounts

Management of Other Accounts. The following table(s) indicate the type of, number of, and total assets in accounts managed by the Portfolio Manager. The following table also indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts. The accounts described include accounts that the Portfolio Manager manages in a professional capacity as well as accounts that the Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.” Personal brokerage accounts of portfolio managers and their families are not reflected.

Robert Kinderman[1]	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$15.06M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	12
	Total Assets Managed	$4.35B
	Number of Accounts Subject to Performance Fee	10
	Assets of Accounts Subject to Performance Fee	$3.38B
	Other Accounts
	Number of Accounts	10
	Total Assets Managed	$1.13B
	Number of Accounts Subject to Performance Fee	10
	Assets of Accounts Subject to Performance Fee	$1.13B

1 Mr. Kinderman started managing the Alternative Strategies Fund on February 18, 2016. The information presented in this table is as of June 30, 2015, at which time he was not a manager of the Fund.

Beneficial Ownership in the Fund

Beneficial Ownership in the Funds. The following table shows for the Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;

$1 - $10,000;

$10,001 - $50,000;

$50,001 - $100,000;

$100,001 - $500,000;

$500,001 - $1,000,000; and

over $1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
Ellington
Robert Kinderman	Alternative Strategies Fund	$0

Material Conflicts of Interest

Ellington.Ellington’s Portfolio managers are generally responsible for selecting for the strategy only MBS/ABS and other securities and financial instruments deemed to be sufficiently liquid to be sold within a liquidity period specified by the client or under the Investment Company Act. Ellington expects to implement liquidity measures and documentation practices in keeping with the Fund’s policies in this area, but generally all positions in the sleeve will be deemed liquid under the Investment Company Act. Ellington’s Risk Oversight Group helps senior management and portfolio managers monitor, measure and manage liquidity on both a portfolio and position level.

The Fund’s sleeve will specifically target the most liquid securities in its investment universe.  Ellington expects that it would take only 1-2 days to liquidate the synthetic portion of the book and not much more than that for the cash book under normal market conditions. The sleeve will not have any formal limits on position sizing but will generally target positions of less than 5% of the fund in the fixed income strategy.  Positions in the relative value strategy, particularly CDX, may have larger notional values.  Unencumbered cash for the sample portfolio represented approximately 20% of NAV.

Ellington runs portfolio stress tests to cover a wide range of risk and uses reports generated by ELLiN to evaluate the liquidity of the portfolio and specific positions. Its research and risk management teams analyze various event scenarios, running portfolio stress tests as appropriate. Portfolio managers seek to mitigate some of these risks through security selection. The team conducts stress testing across multiple factors and attempts to construct real-world scenarios where factors may be reinforcing or offsetting.

Compensation

Ellington. Ellington’s senior staff includes sixteen partners/members whose compensation is tied to the firm’s profitability or investment activities. In addition, certain investment professionals have formula-based compensation arrangements tied to the profitability of the assets that they manage. The remaining staff members are generally compensated on a base salary plus annual bonus basis.

Furthermore, senior investment professionals have a portion of their bonuses (generally not exceeding one-third) for a particular year deferred for up to one year, and an additional portion (generally not exceeding an additional one-third) of the bonus deferred for up to two years. Upon resignation employees may forfeit deferred compensation.

May 26, 2016